                                                                   Exhibit 99.1

                                 FOR:    Cognizant Technology Solutions Corp.
                                         500 Glenpointe Centre West
                                         Teaneck, NJ  07666

                             CONTACT:    Gordon Coburn
                                         Chief Financial Officer
                                         201-678-2712
FOR IMMEDIATE RELEASE
                                         Stephanie Prince/Kirin Smith
                                         Press: Brian Maddox/Scot Hoffman
                                         FD Morgen-Walke
                                         212-850-5600


     COGNIZANT TECHNOLOGY SOLUTIONS REPORTS RECORD FOURTH QUARTER RESULTS
                 *QUARTERLY REVENUE GROWS 54% OVER PRIOR YEAR
                      *2002 REVENUE EXCEEDS $229 MILLION
                   *PRO FORMA EPS REACHES $0.49 FOR QUARTER


Teaneck, NJ - February 12, 2003 - Cognizant Technology Solutions Corporation (Nasdaq: CTSH), a leading provider of custom software development, integration and application outsourcing services, today announced financial results for the fourth quarter and year ended December 31, 2002.

Revenue for the fourth quarter increased to $67.0 million, up 54 percent from $43.5 million in the fourth quarter of 2001, and up 9% sequentially from the third quarter of 2002. On a GAAP basis, net income for the fourth quarter increased to $9.1 million, or $0.42 per diluted share. Pro forma earnings per share, which excludes $1.7 million in transaction costs related to the IMS Health exchange offer, was $0.49.

Gross margin was 46.0%, compared with 46.2% in the third quarter of 2002, and 49.4% in the year ago quarter. Operating margin for the quarter was 19.8%, compared to 19.8% in the third quarter of 2002 and 20.8% in the fourth quarter of 2001.

Revenue for the full year 2002 was $229.1 million compared to $177.8 million in 2001. On a GAAP basis, net income for 2002 increased to $34.6 million, or $1.63 per diluted share. Pro forma earnings per share, which excludes $1.7 million in transaction costs related to the IMS Health exchange offer recorded in the fourth quarter, was $1.71 per diluted share.

"The year 2002 was successful for Cognizant on almost all fronts," said Kumar Mahadeva, Chairman and Chief Executive Officer. "Foremost is our belief that we have firmly established Cognizant in the top tier of our peer group, widening the gap between ourselves and other competitors with the successful execution of our industry leading 4th Generation services model. In addition, we continue to benefit from the broad market acceptance of the offshore delivery model, which will fuel our growth in the years to come. This is best illustrated by the growing number of strategic client partnerships that we established over the course of the year, typically with larger companies that have embraced offshore outsourcing as a part of their own strategic initiatives. The growth opportunities with the many strategic clients we won during 2002 gives us a high degree of confidence in our outlook for 2003, as does the potential opportunities in our new deal pipeline which remains robust."

"Cognizant's business model continued to generate strong results, with our year-end cash position rising to over $126 million, which includes the generation of $57 million of cash from operations during

2002," said Gordon Coburn, Chief Financial Officer. "DSO, including unbilled receivables, improved further to 56 days, from 59 at the end of September and 64 at the end of June. Financial Services customers continue to account for a growing portion of our revenue mix, rising to 43% compared to 35% last quarter due to the ramp-up of several large customers. Total headcount increased to over 6,100, reflecting the strength of our business outlook for 2003. And finally, our existing clients remain highly satisfied as well, accounting for 85% of our business this quarter."


CONFERENCE CALL
Cognizant will host a conference call on February 12, at 5 PM. (EST) to discuss the Company's quarterly results. To listen to the call please dial 800-953-6584 domestic and 706-645-0156 internationally. The call will also be broadcast live via the Internet at Cognizant's web site, www.cognizant.com. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software. A replay will be made available on the web site at www.cognizant.com or by calling 800-642-1687 and entering "7971735" from two hours after the end of the call until 11:59 p.m. (EST) on February 19, 2003.

ABOUT COGNIZANT TECHNOLOGY SOLUTIONS
Cognizant Technology Solutions Corporation (Nasdaq: CTHS - News) is a leading provider of custom information technology design, development, integration and maintenance services. Focused on delivering strategic information technology solutions that address the complex business needs of its clients, Cognizant provides applications management, development, systems integration and business process outsourcing services through its onsite/offshore outsourcing model.

Cognizant's more than 6,100 employees are committed to partnerships that sustain long-term, proven value for customers by delivering high-quality, cost-effective solutions through its development centers in India and Ireland, and onsite client teams. Cognizant maintains P-CMM and SEI-CMM Level 5 assessments from an independent third-party assessor and was recently ranked as the top information technology company in Forbes' 200 Best Small Companies in America and in BusinessWeek's Hot Growth Companies. Further information about Cognizant can be found at http://www.cognizant.com.


This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although Cognizant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Potential risks and uncertainties that could cause or contribute to differences include, but are not limited to: (i) the significant fluctuations of Cognizant's quarterly operating results caused by a variety of factors, many of which are not within Cognizant's control, including (a) the number, timing, scope and contractual terms of application design, development and maintenance projects,
(b) delays in the performance of projects, (c) the accuracy of estimates of costs, resources and time to complete projects, (d) seasonal patterns of Cognizant's services required by customers, (e) levels of market acceptance for Cognizant's services, (f) potential adverse impacts of new tax legislation, and (g) the hiring of additional staff; (ii) changes in Cognizant's billing and employee utilization rates; (iii) Cognizant's ability to manage its growth effectively, which will require Cognizant (a) to increase the number of its personnel, particularly skilled technical, marketing and management personnel, (b) to find suitable acquisition candidates to support geographic expansion, and (c) to continue to develop and improve its operational, financial, communications and other internal systems, in the United States, India and Europe; (iv) Cognizant's limited operating history with unaffiliated customers; (v) Cognizant's reliance on key customers and large projects; (vi) the highly competitive nature of the markets for Cognizant's services; (vii) Cognizant's ability to successfully address the continuing changes in information technology, evolving industry standards and changing customer objectives and preferences; (viii) Cognizant's reliance on the continued services of its key executive officers and leading technical personnel; (ix) Cognizant's ability to attract and retain a sufficient number of highly skilled employees in the future; (x) Cognizant's ability to protect its intellectual property rights; (xi) the concentration of Cognizant's operations in India and the related geo-political risks of local and cross-border conflicts; (xii) terrorist activity, the threat of terrorist activity, and responses to and results of terrorist activity and threats, including, but not limited to, effects, domestically and/or internationally, on Cognizant, its personnel and facilities, its customers and suppliers, financial markets and general economic conditions; (xiii) the effects, domestically and/or internationally, on Cognizant, its personnel and facilities, its customers and suppliers, financial markets and general economic conditions arising from hostilities involving the United States in Iraq or elsewhere; and (xiv) general economic conditions. Such forward-looking statements include risks and uncertainties; consequently, actual transactions and results may differ materially from those expressed or implied thereby.

Additional information on factors that may affect the business and financial results of the companies can be found in filings of the companies made from time to time with the Securities and Exchange Commission.


                              -tables to follow-

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
                      (In thousands, except per share data)


                                                                 THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                                    DECEMBER 31,                        DECEMBER 31,
                                                          --------------------------------    --------------------------------
                                                              2002              2001               2002              2001
                                                          --------------    --------------    ----------------   -------------
  Revenues                                                      $62,147           $38,166           $ 208,657       $ 158,969
  Revenues -related party                                         4,864             5,295              20,429          18,809
                                                          --------------    --------------    ----------------   -------------
  Total revenues                                                 67,011            43,461             229,086         177,778

  Cost of revenues                                               36,194            21,989             122,701          90,848
                                                          --------------    --------------    ----------------   -------------
  Gross profit                                                   30,817            21,472             106,385          86,930

  Selling, general and administrative expenses                   15,412            10,636              53,345          44,942

  Depreciation and amortization expense                           2,163             1,802               7,842           6,368
                                                          --------------    --------------    ----------------   -------------
  Income from operations                                         13,242             9,034              45,198          35,620

  Other income:
  Interest income                                                   503               495               1,808           2,501

  Other expense, net                                               (146)             (163)               (235)           (767)
                                                          --------------    --------------    ----------------   -------------
  Total other income                                                357               332               1,573           1,734
                                                          --------------    --------------    ----------------   -------------
  Income before provision for income taxes                       13,599             9,366              46,771          37,354

  Provision for income taxes                                     (2,780)           (3,502)            (10,529)        (13,970)
                                                          --------------    --------------    ----------------   -------------
  Pro forma Net income                                           10,819             5,864              36,242          23,384
  (Excluding split-off costs)

  Impairment loss on Investment, net of tax benefit                   -            (1,224)                  -          (1,224)
  Split-off costs, net of tax benefit                            (1,680)                -              (1,680)              -
                                                          --------------    --------------    ----------------   -------------
  Net income                                                    $ 9,139           $ 4,640           $  34,562       $  22,160
                                                          ==============    ==============    ================   =============

                                                          --------------    --------------    ----------------   -------------
  Pro forma Basic EPS                                           $  0.53           $  0.30           $    1.84       $    1.23
                                                          ==============    ==============    ================   =============
  (Excluding split-off costs)

                                                          --------------    --------------    ----------------   -------------
  Pro forma Diluted EPS                                         $  0.49           $  0.29           $    1.71       $    1.15
                                                          ==============    ==============    ================   =============
  (Excluding split-off costs)

                                                          --------------    --------------    ----------------   -------------
  Basic earnings per share                                      $  0.45           $  0.24           $    1.75       $    1.17
                                                          ==============    ==============    ================   =============

                                                          --------------    --------------    ----------------   -------------
  Diluted earnings per share                                    $  0.42           $  0.23           $    1.63       $    1.09
                                                          ==============    ==============    ================   =============

                                                          --------------    --------------    ----------------   -------------
  Weighted average number of common
    shares outstanding                                           20,225            19,283              19,747          19,017
                                                          ==============    ==============    ================   =============

                                                          --------------    --------------    ----------------   -------------
  Weighted average number of common
      and dilutive shares outstanding                            21,896            20,284              21,231          20,371
                                                          ==============    ==============    ================   =============


                                -Table to follow-

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
       CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (Unaudited)
                                 (In thousands)



                                                                 December 31,        December 31,
                                                              ---------------        --------------
                                                                   2002                  2001
                                                              ---------------        --------------
Assets

Current Assets

  Cash and cash equivalents                                        $ 126,211             $  84,977

  Trade accounts receivable, net of allowances of $861
  and $882, respectively                                              35,092                21,063

  Trade accounts receivable - related party                            1,605                 1,481

  Unbilled accounts receivable                                         4,159                 5,005

  Unbilled accounts receivable - related party                           149                   417

  Current tax asset                                                    3,711                 1,451

  Other current assets                                                 4,907                 2,941
                                                              ---------------        --------------
           Total Current Assets                                      175,834               117,335
                                                              ---------------        --------------

Property and equipment - net                                          39,090                24,339

Goodwill - net                                                           878                   878

Other Intangible assets - net                                         12,870                     -

Other assets                                                           2,801                 2,431

                                                              ---------------        --------------
Total Assets                                                       $ 231,473             $ 144,983
                                                              ===============        ==============

Liabilities and Stockholders' Equity


Current Liabilities

Accounts payable                                                   $   6,948             $   3,652

Accrued and other current liabilities                                 34,539                18,046
                                                              ---------------        --------------
       Total Current Liabilities                                      41,487                21,698

Deferred income taxes                                                 24,505                24,493
                                                              ---------------        --------------
Total Liabilities                                                     65,992                46,191
                                                              ---------------        --------------

                                                              ---------------        --------------
Stockholders' Equity                                                 165,481                98,792
                                                              ---------------        --------------

                                                              ---------------        --------------
Total Liabilities and Stockholders' Equity                         $ 231,473             $ 144,983
                                                              ===============        ==============